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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): April 26, 2007


                  RECLAMATION CONSULTING AND APPLICATIONS, INC.
             (Exact name of registrant as specified in its charter)


                                    Colorado
                 (State or other jurisdiction of incorporation)

                000-26017                             58-2222646
                ------------                        --------------
       (Commission File Number)            (IRS Employer Identification No.)

                           940 Calle Amanecer Suite E
                         San Clemente, California 92673
                            Telephone: (949) 542-7440
          ------------------------------------------------------------
          (Address and telephone number of principal executive offices and place of business)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  [ ] Written communications pursuant to Rule 425 under the Securities Act (17
                                  CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
                                   240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
                       Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
                       Exchange Act (17 CFR 240.13e-4(c))


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Reclamation Consulting and Applications, Inc. ("we", "us" or the "Company")
files this report on Form 8-K to report the following:

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

SECURED REVOLVING LINE OF CREDIT AGREEMENT

On July 18, 2007, we entered into a Secured Revolving Line of Credit Agreement (the "Credit Agreement") and Security Agreement with Canvasback Company Limited, a company organized under the laws of the country of Anguilla ( "Canvasback"). Pursuant to the Security Agreement, we have also issued a Secured Promissory Note to the Lender for the $3,000,000 line of credit. We collectively refer to the Credit Agreement, the Security Agreement and the Secured Promissory Note as the "Loan Documents" in this Current Report. The Loan Documents provide us with a $3,000,000 line of credit for two years, secured by all of our assets. The line of credit accrues simple interest at the rate of 12% per annum. All accrued interest as of July 18, 2008 will be payable on July 31, 2008. The principal and the remaining accrued interest will be payable on July 17, 2009.

The Company may utilize the line of credit by requesting advances form time to time during the term of the Credit Agreement. However, Canvasback has no obligation to make such advances and the decision to lend such money lies in their sole and complete discretion. Accordingly, the Company can provide no assurance that it will have access to funds under the line of credit.

Commencing on April 26, 2007 and continuing through July 16, 2007, Canvasback advanced funds to the Company from time to time carrying interest at 12% per annum pursuant (the "Interim Loans") pursuant to an oral arrangement to make the Interim Loans advances under a line of credit agreement to be negotiated and signed in the future. As of July 18, 2007, the outstanding balance of principal and accrued interest of the Interim Loans was $598,192.88. Pursuant to the Credit Agreement, this balance of $598,192.88 was converted into an advance under the line of credit effective July 18, 2007 and will be due and payable in accordance with the terms of the Loan Documents.

We plan to request advances under line of credit from time to time to fund our operating and compliance costs.

Canvasback is a significant shareholder of the Company and has periodically infused capital into the Company in the form of unsecured debt to allow it to meet its financial obligations and continue operations. Canvasback is wholly-owned by AGM International, Ltd., a company organized under the laws of the country of Anguilla. John Benjamine, a resident of Anguilla, is AGM International's sole shareholder.

On the occurrence of any of the following events not cured by the Company within ten days after receiving written notice of such event from Canvasback, the Loan Documents allow Canvasback to suspend the making of further advances, accelerate the maturity date, commence legal action against us, and foreclose on all of our assets:


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o        our failure to fulfill any of our obligations under the Loan Documents, including any failure to pay principal or interest on the line of credit when due.

o the breach of any warranty or representation made by the Company in the Credit Agreement or Security Agreement.

o        any dissolution or termination of our existence.

o our filing of a voluntary petition in bankruptcy seeking reorganization, arrangement or readjustment of debts.

o any filing of an involuntary petition against us in bankruptcy seeking reorganization, arrangement or readjustment of debts, that is not dismissed or discharged within 60 days.

A copy of the Secured Line of Credit Agreement, the Security Agreement, and the Secured Promissory Note are attached as Exhibits 10.1 through 10.3 to this Current Report on Form 8-K.

AMENDMENT NO. 2 TO CONVERTIBLE NOTE PURCHASE AGREEMENT

On July 18, 2007, the Company entered into Amendment No. 2 to the Convertible Note Purchase Agreement ("Amendment No. 2") entered into with Canvasback on October 17 2006 and subsequently amended on December 15, 2006.

As we reported in a Current Report on Form 8-K, filed with the SEC on October 20, 2006, on October 17, 2006, we entered into a Note Purchase Agreement (the "Agreement") with Canvasback, pursuant to which we issued the Lender an Unsecured Convertible Promissory Note (the "Original Note") for the aggregate principal amount of $2,079,067, accruing interest at the annual rate of 10% per annum and maturing on October 17, 2007. In consideration for the right to convert all amounts due under the Original Note, Canvasback had agreed to purchase additional unsecured convertible notes up to an aggregate principal amount of $120,000 and having the same terms, conditions and convertible features as the Original Note. In accordance therewith, on November 7, 2006, we issued Canvasback an additional Unsecured Convertible Promissory Note (the "Subsequent Note") pursuant to the Agreement in the aggregate principal amount of $108,000. This Subsequent Note had the same terms, conditions and convertible features as the Original Note. Both notes were convertible at the option of Canvasback into shares of Company stock at a conversion price of $0.025 per share, provided that Canvasback did not have any rights to convert the shares until the Company was no longer subject to certain contractual provisions prohibiting such conversions. These contractual provisions were in a Securities Purchase Agreement entered into between the Company and AJW Offshore, Ltd., AJW Qualified Partners, LLC, AJW Partners, LLC and New Millennium Capital Partners II, LLC (collectively, the "NIR Investors").


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As we reported in a Current Report on Form 8-K filed with the SEC on December
15, 2006, we amended the Agreement on that date pursuant to an Amendment No. 1 to increase the amount of unsecured notes we can sell and Canvasback can purchase under the Agreement from $120,000 to $620,000 as consideration for its right to convert the entirety of Original Note, the Subsequent Note, and all notes purchased or to be issued by the Lender pursuant to the Agreement.

Following Amendment No. 1, the Company received loans from Canvasback from time to time under the terms of the Agreement. The Company received the $620,000 in loans provided for by the Agreement as amended by Amendment No. 1 as well as an additional $244,829 of loans which the parties agreed would be subject to the terms of the Agreement, for an aggregate of $864,829. Of this amount, $325,300 was advanced with the understanding that the conversion price for the outstanding balance of this portion of the loans would be $0.05. On July 16, 2007, the Company paid down $10,000 of principal and $558 of interest outstanding on the loans.

Amendment No. 2 amended the Agreement to provide for the cancellation of all notes previously issued or issuable under the Agreement and for a portion of the outstanding balance of such notes to be converted into common stock of the Company with the remainder reflected by a new, consolidated convertible promissory note. All previously issued notes under the Convertible Note Purchase Agreement are to be cancelled.

As of July 18, 2007, the outstanding balance of principal and interest of loans received from the Company from Canvasback pursuant to the framework of the Convertible Note Purchase Agreement was $3,203,889.97. Pursuant to Amendment No. 2, on July 18, 2007, Canvasback converted $1,787,800 of this balance into 65,000,000 shares of Company common stock (the "Initial Conversion Shares") and the remaining balance of $1,416,089.97 was consolidated into a single new convertible note (the "New Convertible Note"). This New Convertible Note bears simple interest at the rate of 10% per annum and matures on July 18, 2009 on which all outstanding principal and interest is due. The Company does not have any rights to pre-pay principal to Canvasback prior to the maturity date and may make interest payments prior to the maturity date only with Canvasback's prior written approval. Because the $1,787,800 converted included the principal and accrued interest of the loans which had a conversion price of $0.05, the average conversion price for the Initial Conversion Shares was approximately $0.0275.

The New Convertible Note may be converted in whole or part, at the option of Canvasback, into common stock of the Company (the "Subsequent Conversion Shares") at a conversion price of $0.025 per share, but such conversion may only be made if the Company effects an increase in its authorized shares of common stock or a reverse split of its common stock, such that the Company has sufficient authorized shares of stock available to allow the conversion of the new note.

Amendment No. 2 prohibits Canvasback from transferring the New Convertible Note to any third party without the Company's prior written approval.

The Initial Conversion Shares and any Subsequent Conversion Shares Canvasback may receive are "restricted securities" as defined by Rule 144 and may only be sold pursuant to registration with the SEC or an exemption from registration.


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Additionally, contractual "trickle-out" provisions in Amendment No. 2 prevent
Canvasback from selling in any one month any amount of Initial Conversion Shares or Subsequent Conversion Shares in excess of 5% of the Company's outstanding shares for the next three years. In the event the Company were to become listed on the TSX Venture Exchange in Toronto, Canada, any share escrow agreement that may be requested and entered into by Canvasback and the Company by such exchange would supersede the terms of the trickle-out provisions in Amendment No. 2.

The Company believes that the issuance of shares and the new convertible promissory note to Canvasback is exempt from registration pursuant to Section 4(2) and/or Section 3(a)(9) of the Securities Act of 1933, as amended. Canvasback has represented to the Company that it is an accredited investor as defined by Rule 501 of Regulation D.

A copy of Amendment No. 2 and the New Convertible Note are attached as Exhibits
10.6 through 10.7 to this Current Report on Form 8-K.

CHANGE OF CONTROL OF THE COMPANY

The issuance of the 65,000,000 shares of Company stock to Canvasback makes Canvasback our majority shareholder and constitutes a change of control of the Company. After giving effect to the issuance of the 65,000,000 shares, Canvasback is now the holder of record of 65,500,000 shares or approximately 53.9% of our outstanding shares. Additionally, at such time as the Company may effect an increase in its authorized common stock or a reverse split of its common stock, such that the Company has sufficient authorized unissued shares to allow the conversion of the New Convertible Note, Canvasback will have the right to convert the outstanding balance of the note. If the New Convertible Note were convertible as of the date of this report and assuming that the Company had sufficient authorized shares of stock to effect such conversion, Canvasback would receive 56,643,599 shares, which when combined with the 65,500,000 shares held by Canvasback after giving effect to the issuance of the 65,000,000 shares, would be 122,143,599 shares or approximately 68.5% of our outstanding shares.

Of the $2,943,896 of principal provided by Canvasback to the Company under the framework of the Agreement, $685,020 came from Canvasback's corporate funds, $1,485,376 came from personal funds contributed by John Benjamine, the beneficial owner of Canvasback, and the remaining $773,500 was loaned to Canvasback by two Canadian residents, Sally Holden and Paul Hazell in the respective amounts of $345,000 and $428,500. The loans made by Ms. Holden and Mr. Hazell accrue interest at 10% per annum. In an arrangement that Canvasback made with Ms. Holden and Mr. Hazell, to which we were not a party, Canvasback has the option to repay the principal amounts advanced by Ms. Holden and Mr. Hazell in cash or by repaying accrued interest in cash and repaying the contributed principal amounts by providing them with Company stock in the respective approximate amounts of 13,800,000 shares and 15,953,550 shares or approximately 11.3% and 13.1%, respectively, of our outstanding common stock, after giving effect to the issuance of Initial Conversion Shares.


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Prior to the issuance of the 65,000,000 shares to Canvasback, Mike Davies and
Gordon Davies, both officers and directors of the Company, were the Company's largest shareholders. The Company's management has an understanding with Canvasback that in the near future, Canvasback will vote its shares by executing a majority written consent of shareholders as follows:

    o Execute a majority written consent of shareholders to re-elect all the current directors of the Company;

    o Amend the articles of incorporation of the Company to effect a reverse split of the Company's common stock (tentatively expected to be a 2-for-5 reverse stock split); and

    o Amend the articles of incorporation of the Company to change the name of the Company to Alderox, Inc.

However, the Company cannot provide any assurance that Canvasback will vote its shares as expected under the understanding. Further, the implementation of any such shareholder actions would require the filing of preliminary and definitive information statements with the SEC, and the Company can provide no assurance that such filings will be completed.

The Company's management also has an understanding with Canvasback that the Company will give consideration to becoming listed on the TSX Venture Exchange in Toronto, Canada. However, the Company can provide no assurance that the Company will make a decision to obtain such a listing, or that any effort to obtain such a listing will be successful.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF- BALANCE SHEET ARRANGEMENT.

Our discussion under Item 1.01 of this Current Report is hereby incorporated by this reference.

ITEM 3.02   UNREGISTERED SALE OF EQUITY SECURITIES.

Our discussion under Item 1.01 of this Current Report is hereby incorporated by this reference.

ITEM 5.01   CHANGE IN CONTROL OF REGISTRANT.

Our discussion under Item 1.01 of this Current Report is hereby incorporated by this reference.


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ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.    Description
-----------    -----------

10.1 Secured Revolving Line of Credit Agreement, dated as of July 18, 2007, by and between Reclamation Consulting and Applications, Inc. and Canvasback Company Limited

10.2 Security Agreement, dated as of July 18, 2007, by and between Reclamation Consulting and Applications, Inc. and Canvasback Company Limited

10.3 Secured Promissory Note, dated as of July 18, 2007, executed by Reclamation Consulting and Applications, Inc. in favor of Canvasback Company Limited

10.4(1) Note Purchase Agreement, dated as of October 17, 2006, by and between Reclamation Consulting and Applications, Inc. and Canvasback Company Limited

10.5(2) Amendment No. 1 To Convertible Note Purchase Agreement, dated as of December 15, 2006, by and between Reclamation Consulting and Applications, Inc. and Canvasback Company Limited

10.6 Amendment No. 2 To Convertible Note Purchase Agreement, dated as of July 18, 2007, by and between Reclamation Consulting and Applications, Inc. and Canvasback Company Limited

10.7           Convertible Promissory Note, dated July 18, 2007

  (1) Incorporated by reference to Exhibit 30 filed with the SEC in a Current Report on Form 8-K on October 20, 2006

  (2) Incorporated by reference to Exhibit 33 filed with the SEC in a Current Report on Form 8-K on December 15, 2006


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SIGNATURES:

Pursuant to the requirement of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Reclamation Consulting and Applications, Inc.

By:      /S/  MICHAEL DAVIES
         ----------------------
         Michael C. Davies, CEO

Dated:   July 18, 2007


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